Exhibit 10.24
AMENDMENT NUMBER FOUR TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 27, 2009, is entered into between FIRST CAPITAL WESTERN REGION, LLC (“Lender”), and REED’S, INC., a Delaware corporation (“Borrower”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into certain Loan and Security Agreement, dated as of May 30, 2008, as amended by that certain Amendment Number One to Loan and Security Agreement dated July 30, 2008 , as amended by that certain Amendment Number Two to Loan and Security Agreement dated September 3, 2008, and as amended by that certain Amendment Number Three to Loan and Security Agreement dated September 24, 2008 (the “Agreement”).

WHEREAS, Borrower has requested that Lender reset the minimum tangible net worth and revise the numerator of the fixed charge coverage ratio in Item 21(a) of the Schedule to include stock option expenses and stock payments in lieu of cash payments.

WHEREAS, Lender has agreed to Borrower's request subject to the terms and conditions contained in this Amendment.

WHEREAS, Borrower and Lender wish to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS.  All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENTS.  Effective as of the date of this Amendment, the Agreement is amended in the following respects:

(a) Modification of Advance Rate for Eligible Inventory.  Item 1(a)(ii)(B) of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 1(a)(ii)(B) as follows:

(B)           An amount equal to the least of:

1.           $1,000,000,

2.           For the period from June 1 through November 30 of each calendar year, an amount equal to 125% of amount calculated pursuant to Item 1(a)(ii)(A), and for the period from December 1 through May 31 of each calendar year, an amount equal to 150% of amount calculated pursuant to Item 1(a)(ii)(A), and

3.           An amount equal to (x) 50% of the dollar value (determined at the lower of cost or market value) of Eligible Inventory located at Borrower’s premises located at 12930 and 13000 South Spring Street, Los Angeles, California  90061, plus (y) 50% of the dollar value (determined at the lower of cost or market value) of Eligible Inventory consisting of finished goods (and not raw materials) located at Valley Distributing & Storage Company’s warehouse in Wilkes-Barre, Pennsylvania, plus (z) 50% of the dollar value (determined at the lower of cost or market value) of Eligible Inventory consisting of finished goods (and not raw materials) located at United Warehouses in Seattle, Washington,

(b) Increase Interest Margin.  Item 8 of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 8 as follows:

8.           Interest Margin:  7.75%

(c) Change in Fixed Charge Coverage Ratio Covenant.  Item 21(a) of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 21(a) as follows:

(a)           Borrower shall maintain a Fixed Charge Coverage Ratio (1) for the one month period ending April 30, 2009, (2) for each of the three-month periods ending on the last day of each calendar month from May 2009  through November 2009, and (3) for each of the twelve-month periods ending on the last day of each calendar month thereafter for the balance of the term of this Agreement, of at least 1.0 to 1.0.  As used herein, “Fixed Charge Coverage Ratio” means the ratio of Borrower’s (i) net income (excluding extraordinary gains) before provision for interest expense, taxes, depreciation and amortization, less cash taxes paid and unfinanced capital expenditures during such period, plus stock option expenses and stock payments in lieu of cash during the applicable period; to (ii) interest expense, plus payments of principal actually made or scheduled to be made with respect to indebtedness (other than scheduled but unpaid payments on Subordinated Debt and principal payments on revolving loans under this Agreement), plus payments with respect to capitalized leases, plus dividends and distributions during such period.

(d) Change in Minimum Tangible Net Worth Covenant.  Item 21(b) of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 21(b) as follows:

(b)           As of February 28, 2009, Borrower shall have a Tangible Net Worth of at least $2,700,000.  Thereafter, as of the last day of each month, Borrower’s required minimum Tangible Net Worth shall be increased by 50% of the Borrower’s net income for the calendar month then ended (without reduction for any losses during any such calendar month).  As used herein, “Tangible Net Worth” means, as of any date, the total assets of Borrower minus the total liabilities of Borrower calculated in conformity with GAAP, less all amounts due from Borrower’s Affiliates and the amount of all intangible items reflected therein.

(e) Addition of New Maximum Negative EBITDA Covenant.  Item 21(c) of the Schedule to the Agreement is deleted in its entirety and is replaced with a new Item 21(c) as follows:

(c)           Borrower’s net loss (excluding extraordinary gains) before provision for interest expense, taxes, depreciation and amortization, less cash taxes paid and unfinanced capital expenditures for the one month period ending February 28, 2009, shall not exceed $50,000, and for the one month period ending March 31, 2009, shall not exceed $50,000.

3. WAIVER OF COVENANT VIOLATIONS.  Lender hereby agrees to waive the Defaults that resulted from the failure of Borrower to be in compliance with the Fixed Charge Coverage Ratio for the periods ending November 30, 2008, December 31, 2008 and January 2009, and from the failure of Borrower to have the minimum Tangible Net Worth as of November 30, 2008, December 31, 2008, and January 31, 2009.  Borrower acknowledges and agrees that the waiver contained herein is a one time waiver and that Borrower must be in compliance with all terms and conditions of the Agreement, including all financial covenants.

4. FEE FOR WAIVER.  Upon execution of this Amendment, in consideration of Lender’s agreeing to waive the Defaults pursuant to Section 3 of this Amendment, Borrower agrees to pay Lender a fee in the amount of $10,000 (of which $7,500 has already been charged to Borrower), which will be fully earned on the date of this Amendment and shall be non-refundable.  Lender is authorized to charge Borrower’s loan account for the remaining balance of such fee.

5. REPRESENTATIONS AND WARRANTIES.  Borrower hereby affirms to Lender that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

6. LIMITED EFFECT.  Except for the specific amendments contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

7. COUNTERPARTS; EFFECTIVENESS.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.  This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[Signatures are on the next page]

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

REED’S, INC.,
 a Delaware corporation

By /s/ Chris Reed

Name: Chris Reed
Title: CEO

FCC, LLC, a Florida limited liability company
doing business as First Capital Western Region, LLC

By /s/ John P. Neher

Name: John P. Neher
Title: Vice President

ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTOR

The undersigned hereby acknowledges that he executed a Continuing Guaranty, dated on or around May 30, 2008 (the “Guaranty”), with respect to the present and future obligations of Borrower owing to Lender.  The undersigned hereby acknowledges the foregoing Amendment, consent to its terms, and reaffirms his Guaranty.  The undersigned further acknowledges that nothing in the Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek future reaffirmations of the Guaranty, even if the Agreement is further amended; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

/s/ Christopher Reed
Christopher Reed, an individual